Item 77C  DWS Disciplined Long/Short
Value Fund (a series of DWS Equity
Trust)

Registrant incorporates by reference to its
Proxy Statement filed on January 4, 2008
(SEC Accession No. 0001193125-08-
001712)
The Special Meeting of Shareholders of
DWS Disciplined Long/Short Value Fund
series of DWS Equity Trust (the "Fund")
was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park
Avenue, New York, NY 10154. The
following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1.	Election of the Board of Trustees of
the Fund.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,868,613.2730
0.0000
Henry P. Becton, Jr.
1,868,613.2730
0.0000
Dawn-Marie Driscoll
1,868,613.2730
0.0000
Keith R. Fox
1,868,613.2730
0.0000
Paul K. Freeman
1,868,613.2730
0.0000
Kenneth C. Froewiss
1,868,613.2730
0.0000
Richard J. Herring
1,868,613.2730
0.0000
William McClayton
1,868,613.2730
0.0000
Rebecca W. Rimel
1,868,613.2730
0.0000
William N. Searcy, Jr.
1,868,613.2730
0.0000
Jean Gleason Stromberg
1,868,613.2730
0.0000
Robert H. Wadsworth
1,868,613.2730
0.0000
Axel Schwarzer
1,868,613.2730
0.0000

2.	Approval of a Subadvisor Approval
Policy.

Number of Votes:
For
Against
Abstain
1,788,993.9521
15,875.5027
46,423.8182
Item 77C  DWS Disciplined Long/Short
Growth Fund (a series of DWS Equity
Trust)

Registrant incorporates by reference to its
Proxy Statement filed on January 4, 2008
(SEC Accession No. 0001193125-08-
001712)
The Special Meeting of Shareholders of
DWS Disciplined Long/Short Growth
Fund series of DWS Equity Trust (the
"Fund") was held on March 31, 2008 at
the offices of Deutsche Asset
Management, 345 Park Avenue, New
York, NY 10154. The following matters
were voted upon by the shareholders of
said Fund (the resulting votes are
presented below):

1.	Election of the Board of Trustees of
the Fund.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,204,999.2829
16,101.1271
Henry P. Becton, Jr.
1,204,999.2829
16,101.1271
Dawn-Marie Driscoll
1,204,999.2829
16,101.1271
Keith R. Fox
1,204,999.2829
16,101.1271
Paul K. Freeman
1,204,999.2829
16,101.1271
Kenneth C. Froewiss
1,204,999.2829
16,101.1271
Richard J. Herring
1,204,999.2829
16,101.1271
William McClayton
1,204,999.2829
16,101.1271
Rebecca W. Rimel
1,204,999.2829
16,101.1271
William N. Searcy, Jr.
1,204,999.2829
16,101.1271
Jean Gleason Stromberg
1,204,999.2829
16,101.1271
Robert H. Wadsworth
1,204,999.2829
16,101.1271
Axel Schwarzer
1,204,999.2829
16,101.1271

2.	Approval of a Subadvisor Approval
Policy.

Number of Votes:
For
Against
Abstain
1,011,573.2192
49,301.1457
80,040.0450